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                                  FORM 8-K



                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                               CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                              November 13, 2000



                          Hines Horticulture, Inc.
         (Exact name of registrant as specified in its charter)


Delaware                         0-24439                   33-0803204
(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                File Number)              Identification No.)


            12621 Jeffrey Road, Irvine California      92620
           (Address of principal executive offices)  (Zip Code)

             Registrant's telephone number, including area code:
                              (949) 559-4444






                          Total No. of Pages:  5

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Item 5: Other Events.
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              On November 10, 2000, Hines Horticulture, Inc. announced that on
              November 9, 2000, the board of directors of Hines Nurseries, Inc., its wholly owned subsidiary, declared a record date of November 9, 2000 in connection with a consent solicitation to be conducted with respect to all of its outstanding Series B 11 3/4% Senior Subordinated Notes due October 15, 2005. A copy of the press release containing this announcement is filed under Item 7 as
              Exhibit 99.1 and incorporated herein.

Item 7: Financial Statements and Exhibits.
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                (c)     Exhibits
                        --------

                        Item    Exhibit Index
                        ----    -------------

                        99.1    Press Release dated November 10, 2000






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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 13, 2000

                                HINES HORTICULTURE, INC.


                                By:     /s/ Claudia M. Pieropan
                                        Claudia M. Pieropan
                                        Chief Financial Officer

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                             INDEX TO EXHIBITS

Exhibit
Number          Description
-------         -----------

99.1            Press Release dated November 10, 2000